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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Consolidated Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 28, 2004

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, July 22, 2004, at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this annual meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors' recommendations.

        This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the annual meeting. The Company's Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2004.

        It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy card in the envelope provided.

        On behalf of the Board of Directors, thank you for your cooperation and continued support.

Joe R. Davis Chairman of the Board and Chief Executive Officer
Consolidated Graphics, Inc. 5858 Westheimer, Suite 200 Houston, Texas 77057 (713) 787-0977

VOTING THE PROXY CARD

        Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope. Postage need not be affixed to the envelope if mailed in the United States.

        The immediate return of your proxy card will be of great assistance in preparing for the annual meeting and is therefore urgently requested, even if you plan to attend the annual meeting. If you attend the annual meeting and make arrangements to vote in person, your proxy card will not be used.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

        The annual meeting will be held at 5:00 p.m., Central Daylight Time, on Thursday, July 22, 2004, at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024. Signs will direct you to the conference room where the annual meeting will be held.

        If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy and bring it to the annual meeting in order to vote.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, July 22, 2004
5:00 p.m. Central Daylight Time

To the Shareholders:

        The annual meeting of shareholders of Consolidated Graphics, Inc. (the "Company") will be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, July 22, 2004, at 5:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect two Class II directors to serve on the Company's Board of Directors for terms of three years or until their successors are elected and qualified or until the earlier of their resignation or removal.

  2.
  To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

        Only shareholders of record as of the close of business on June 14, 2004, are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) or postponement(s) thereof. A list of such shareholders shall be open to the examination of any shareholder of record during normal business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the annual meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

G. Christopher Colville Secretary

Houston, Texas
June 28, 2004

        IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY CARD WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

PROXY STATEMENT

INTRODUCTION

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Consolidated Graphics, Inc., a Texas corporation (the "Company"), for use only at the annual meeting of shareholders (the "Annual Meeting") to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, July 22, 2004, at 5:00 p.m., Central Daylight Time, and at any adjournment(s) or postponement(s) thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is June 28, 2004.

        Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company's executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and making arrangements to vote in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

ACTION TO BE TAKEN UNDER PROXY

        Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted FOR the election of the two nominees named herein to serve as Class II directors and if one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee that the Board of Directors of the Company may propose.

        Management of the Company did not receive any shareholder proposals for inclusion in this Proxy Statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters, subject to the direction of the Board of Directors.

RECORD DATE AND VOTING SECURITIES

        The Board of Directors has fixed the close of business on June 14, 2004, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. The issued and outstanding shares of Common Stock of the Company as of the close of business on June 14, 2004, consisted of 13,590,091 shares, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting. Under the Company's Restated By-Laws, as amended to date (the "By-Laws"), and in accordance with the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote thereat, will constitute a quorum for the transaction of business at the Annual Meeting.

        If there are insufficient shares present in person or represented by proxy at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until such time and place as is determined by a vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement(s) or adjournment(s) of the Annual Meeting in the manner set forth above.

        The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote thereat, at a meeting at which a quorum is present is required for the election of directors. Abstentions and "broker nonvotes" (i.e., shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the results of voting on the election of directors, abstentions and broker nonvotes will have the same effect as a vote against the nominated directors, because approval of the directors requires an affirmative vote, as stated above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To the Company's knowledge, the following table sets forth as of the close of business on June 14, 2004, information with respect to the shares of Common Stock beneficially owned by (i) the executive officers of the Company, (ii) each of the directors and nominees, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Amount of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares(2)	Percentage of Class(3)
Joe R. Davis(4)	1,929,800	14.2%
T. Rowe Price Associates, Inc.(5)	1,538,100	11.3%
Barclays Global Investors, NA, Barclays Global Fund Advisors and Barclays Bank PLC(6)	1,389,901	10.2%
Dimensional Fund Advisors, Inc.(7)	934,000	6.9%
Braun, von Wyss & Müller AG(8)	739,300	5.4%
Hugh N. West, M.D.	175,000	1.3%
James H. Limmer	107,500	*
G. Christopher Colville	85,000	*
Brady F. Carruth	48,860	*
Gary L. Forbes	39,547	*
Larry J. Alexander	8,589	*
All directors and executive officers as a group (7 persons)	2,394,296	17.6%

*
Indicates beneficial ownership of less than 1% of the total outstanding shares of Common Stock.

(1)
In accordance with Securities and Exchange Commission ("SEC") regulations, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option.

(2)
The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 14, 2004, as follows: Mr. Davis-375,000 shares, Dr. West-5,000 shares,

  Mr. Colville-85,000 shares, Mr. Carruth-10,000 shares, Mr. Forbes-5,000 shares and Mr. Alexander-5,000 shares.

(3)
The percentage of Common Stock owned by each person has been calculated using the 13,590,091 shares outstanding as of the close of business on June 14, 2004, plus any shares issuable upon exercise of options owned by such person exercisable within 60 days of such date and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(4)
The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas 77057.

(5)
Based on a letter received from T. Rowe Price Associates, Inc. dated June 10, 2004, showing ownership as of March 31, 2004. The letter states that T. Rowe Price Associates, Inc. had sole voting power with respect to 258,100 shares and sole dispositive power with respect to 1,538,800 shares of Common Stock; however, T. Rowe Price Associates, Inc. disclaims beneficial ownership of all such shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(6)
Based on a Schedule 13G showing ownership as of December 31, 2003, filed with the SEC on February 17, 2004. The Schedule 13G indicates that Barclays Global Investors, NA had sole voting and dispositive power with respect to 1,054,460 shares of Common Stock, Barclays Global Fund Advisors had sole voting and dispositive power with respect to 217,246 shares of Common Stock and Barclays Bank PLC had sole voting and dispositive power with respect to 43,000 shares of Common Stock. The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 45 Fremont St., 17th Floor, San Francisco, California 94105 and the address of Barclays Bank PLC is 54 Lombard Street, London, England, EC3P 3AH.

(7)
Based on a Schedule 13G showing ownership as of December 31, 2003, filed with the SEC on February 6, 2004. The Schedule 13G indicates that Dimensional Fund Advisors, Inc. had sole voting and dispositive power with respect to 934,000 shares of Common Stock; however, Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such shares. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11thFloor, Santa Monica, California 90401.

(8)
Based on Annual Reports for the year ended December 31, 2003, of the Classic Global Equity Fund and the Classic Leveraged Equity Fund both managed by Braun, von Wyss & Müller AG, which were provided to the Company on June 11, 2004, by Braun, von Wyss & Müller AG. The Annual Report does not state whether Braun, von Wyss & Müller AG had sole or shared voting or dispositive power with respect to such shares of Common Stock. The address of Braun, von Wyss & Müller AG is Brandschenkestrasse 178, 8002 Zürich.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC and The New York Stock Exchange ("NYSE") certain reports of ownership, changes in ownership and annual statements of beneficial ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and/or written representations that no other reports were required, the Company believes that during fiscal 2004 all of its directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

ELECTION OF CLASS II DIRECTORS

        Pursuant to the Company's By-Laws, the Board of Directors of the Company is currently comprised of six directors and is divided into three classes, with each class serving a three-year term. At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring. The Board of Directors currently consists of Larry J. Alexander, Brady F. Carruth, Gary L. Forbes, James H. Limmer, Hugh N. West, M.D. and Joe R. Davis, with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Forbes and Limmer constituting the Class II directors and Mr. Davis and Dr. West constituting the Class III directors. The term of the Class II directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2005 (Class III directors) and 2006 (Class I directors) annual meetings of shareholders.

        Unless contrary instructions are set forth in the proxy card, it is intended that the persons named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the nominees listed below as the Class II directors, each of whom is presently a member of the Board of Directors of the Company. The two Class II directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting of shareholders in 2007 or until his successor has been elected and qualified or until his earlier resignation or removal. The Restated Articles of Incorporation of the Company, as amended to date, do not permit cumulative voting. The affirmative vote of a majority of the shares of Common Stock held by holders of shares of Common Stock, present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present, is required to elect directors.

        The Board of Directors has appointed a Nominating Committee to evaluate candidates and recommend nominees for election to the Company's Board of Directors. The Nominating Committee determined in its business judgment that the election of Messrs. Forbes and Limmer as the Class II directors of the Company is in the best interest of the Company and its shareholders and the Board of Directors confirmed the recommendation of the Nominating Committee. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, AND PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED. A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder's shares for one or more of the named nominees. Should the candidacy of Messrs. Forbes and Limmer for any reason be withdrawn or any such nominee becomes unavailable for election, the Nominating Committee may recommend another nominee to the Board of Directors for election, in which case the persons acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render any nominee unavailable for election.

        The following sets forth information concerning each of the nominees for election to the Board of Directors and each continuing member of the Board of Directors including their name, age and principal occupation or employment for at least the past five years and the period during which such person has served as a director of the Company.

  Nominees for Election as Class II Directors

        The following information is furnished regarding the nominees for election as Class II directors.

        Gary L. Forbes has been a Vice President of Equus II Incorporated, a public investment company, since 1991. Mr. Forbes serves on the board of directors of NCI Building Systems, Inc., a publicly traded manufacturer of prefabricated metal buildings. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Audit Committee and the Executive Committee and is 60 years of age.

        James H. Limmer has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Limmer is 62 years of age.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF EACH OF MESSRS. FORBES AND LIMMER AS CLASS II DIRECTORS OF THE COMPANY.

  Continuing Class I Directors

        The following information is furnished with respect to the Class I directors (who will continue to serve on the Board of Directors until the 2006 annual meeting of shareholders or until their respective successors are elected and qualified or until the earlier of their resignation or removal).

        Larry J. Alexander retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he had been the Vice President—Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with SBC, Inc., a telecommunications company, where he had various responsibilities in advertising and corporate communications, most recently as Senior Vice President—External Affairs. Mr. Alexander has been a director of the Company since May 1995 and serves on the Compensation Committee. Mr. Alexander is 62 years of age.

        Brady F. Carruth has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987 and President and Chief Executive Officer of Saratoga Financial Group, an insurance holding company, since 2001. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Carruth is 46 years of age.

  Continuing Class III Directors

        The following information is furnished with respect to the Class III directors (who will continue to serve on the Board of Directors until the 2005 annual meeting of shareholders or until their respective successors are elected and qualified or until the earlier of their resignation or removal).

        Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since it was founded in 1985 and also served as President of the Company from its inception until July 25, 2000. Mr. Davis serves on the Executive Committee and also serves on the board of directors of Carriage Services, Inc., a publicly traded death care company. Mr. Davis is 61 years of age.

        Hugh N. West, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating Committee. Dr. West is 58 years of age.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

        During the fiscal year ended March 31, 2004, the Board of Directors held meetings and/or acted by unanimous consent a total of six times. Each of the directors attended at least 75% of the meetings of the Board of Directors and of each committee on which he served. In addition, all of our directors attended our last annual meeting of shareholders.

        The Board has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Executive Committee reviews and develops strategies and policies of the Company and recommends changes thereto and approves certain transactions of the Company pursuant to authority delegated by the Board of Directors. The Executive Committee consists of Messrs. Davis and Forbes. During the fiscal year ended March 31, 2004, the Executive Committee acted by unanimous consent a total of six times.

        The Audit Committee is a separately designated standing committee that has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee's responsibilities are set forth in the Amended and Restated Audit Committee Charter ("Charter"), which was adopted by the Board of Directors in July 2003 and is attached as an appendix to this Proxy Statement. The Charter sets forth the Audit Committee's responsibility for the selection, engagement and oversight of the Company's independent registered public accounting firm with respect to the annual audit of the Company's financial statements and approval of any non-audit services proposed to be provided by them. The Audit Committee consists of Messrs. Carruth, Forbes and Limmer. The Board of Directors has determined that each director currently serving on the Audit Committee meets both the independence and the financial literacy requirements of the NYSE. The Board of Directors has also determined that Mr. Forbes qualifies as the Audit Committee "financial expert" as defined in Item 401(h) of Regulation S-K of the Exchange Act. During the fiscal year ended March 31, 2004, the Audit Committee held meetings and/or acted by unanimous consent a total of six times.

        The Compensation Committee determines the compensation of directors and executive officers and administers the Consolidated Graphics, Inc. Long Term Incentive Plan, as amended (the "Incentive Plan"). The Compensation Committee consists of Mr. Alexander and Dr. West, each of whom meets the independence requirements of the NYSE. During the fiscal year ended March 31, 2004, the Compensation Committee held meetings and/or acted by unanimous consent a total of five times.

        The Nominating Committee evaluates candidates and recommends nominees for election to the Company's Board of Directors. The Nominating Committee consists of Messrs. Carruth and Limmer and Dr. West, each of whom meets the independence requirements of the NYSE. The Nominating Committee acted by unanimous consent one time to designate the nominees for the Class II directors to be elected at the Annual Meeting.

  Nomination Process

        The Nominating Committee does not currently have a charter governing its responsibilities, however, pursuant to the NYSE's listing standards, we anticipate that a charter for the Nominating Committee will be approved by the Board of Directors prior to the date of the Annual Meeting. See "Other Corporate Governance Matters" below. In addition to candidates recommended by our directors, the Nominating Committee will consider candidates nominated by the shareholders of the Company for election at our annual meetings. Although we currently do not have any minimum criteria or qualifications for director nominees, the Nominating Committee has historically considered, among other things, a nominee's knowledge of the Company and our industry, their business experience and any prior service as a director of the Company. Any director nominations made by shareholders must comply with the requirements and procedures set forth below in "Shareholder Nominations for Directors."

        As provided in the Company's By-Laws, the Board of Directors is authorized to elect a new director when a vacancy occurs between annual meetings of shareholders. In such event, the Nominating Committee will make a recommendation to the Board with respect to such vacancy.

  Shareholder Nominations for Directors

        The Board of Directors has recently adopted amendments to its By-Laws with respect to shareholder nominations for the Board of Directors. The Board will consider candidates for director nominees that are recommended in a timely manner by shareholders of the Company in accordance with the procedures and requirements set forth in its By-Laws. Any such nominations should be submitted to the Board of Directors in care of the Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Suite 200, Houston, Texas 77057 and accompany it with the following information:

  •
  the name of the nominee and the address and principal occupation or employment of such nominee;

  •
  description of all arrangements or understandings between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

  •
  the written consent of each nominee to serve if so elected;

  •
  any other information related to such person that is required to be disclosed in a proxy statement soliciting proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act; and

  •
  the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's Common Stock which are owned beneficially by such shareholder(s).

        The written recommendation should be submitted in the time frame described under the caption "Shareholder Proposals" below.

  Other Corporate Governance Matters

        Pursuant to NYSE listing standards regarding corporate governance, we are required to adopt, among other things, charters for our Nominating and Compensation Committees, corporate governance policies, a code of ethics for our employees, officers and directors, and procedures by which our shareholders can communicate directly with our Board of Directors. We anticipate that the Board of Directors will adopt all required charters, procedures and policies in compliance with these listing standards on or before the date of the Annual Meeting, as required by the NYSE. Such charters, procedures and policies will be made available to the shareholders on our Web site once adopted.

AUDIT COMMITTEE REPORT

        The Audit Committee has (1) reviewed the Company's financial statements for fiscal 2004 and discussed them with Company management and KPMG LLP, the Company's independent registered public accounting firm, (2) discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, (3) received written disclosures and a letter from KPMG LLP required by Independence Standards Board Statement No. 1, as amended, and (4) has discussed with and received assurances from KPMG LLP of its independence. Based on the foregoing, the Audit Committee authorized inclusion of such financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2004, filed with the SEC on June 2, 2004.

The Audit Committee members:        Brady F. Carruth        Gary L. Forbes        James H. Limmer

EXECUTIVE OFFICERS

        The names, ages, position and other information with respect to our executive officers are set forth below.

Name	Age	Position
Joe R. Davis	61	Chief Executive Officer
G. Christopher Colville	46	Executive Vice President, Chief Financial and Accounting Officer and Secretary

        Joe R. Davis has served as our Chief Executive Officer and Chairman of the Board of Directors since it was founded in 1985 and also served as President of the Company from its inception until July 25, 2000. Please refer to "Continuing Class III Directors" above for additional information with respect to Mr. Davis' background and experience.

        G. Christopher Colville has served as Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company since March 2002. From October 2000 to February 2002, Mr. Colville served as Managing Director at Murphy Noell Capital, LLC, an investment banking firm. Mr. Colville was previously employed by the Company from September 1994 to September 2000 and held various executive positions, including Executive Vice President—Mergers and Acquisitions, Chief Financial Officer and Secretary. Mr. Colville is a certified public accountant.

EXECUTIVE COMPENSATION

        Summary Compensation Table.    The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer ("CEO") and any other executive officers, as determined by our Board of Directors in its business judgment, employed by the Company during the fiscal year ended March 31, 2004, for the fiscal years ended March 31, 2004, 2003 and 2002.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Shares Underlying Options
	Year	Salary	Bonus
Joe R. Davis. Chairman of the Board and Chief Executive Officer	2004 2003 2002	$400,000 400,000 400,000	— — —	50,000 50,000 50,000
G. Christopher Colville Executive Vice President, Chief Financial and Accounting Officer and Secretary	2004 2003 2002	$250,000 250,000 20,883	$65,000 — —	50,000 — 200,000

        Options Granted in Fiscal 2004.    The following table shows, for the fiscal year ended March 31, 2004, all grants of options to acquire shares of Common Stock granted to the executive officers named in the Summary Compensation Table above under the Incentive Plan.

Options Granted in Fiscal Year Ended March 31, 2004

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted in Fiscal Year
Name of Officer			Exercise or Base Price ($/share)(2)	Expiration Date
					5%	10%
Joe R. Davis	50,000	25.6%	$23.00	August 4, 2013	$723,229	$1,832,804
G. Christopher Colville	25,000	12.8%	$17.75	May 20, 2013	$279,072	$707,223
G. Christopher Colville	25,000	12.8%	$37.26	February 28, 2014	$585,815	$1,484,571

(1)
One-fifth of the options granted generally become exercisable at each of the first, second, third, fourth and fifth anniversary of the grant dates.

(2)
The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the grant dates.

(3)
The potential realizable value through the expiration date of options has been determined on the basis of the per share market price at the time the options were granted, compounded annually through the expiration date of the options, net of the exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Common Stock.

        Stock Options Exercised and Year-End Values Table.    The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to stock options exercised during the fiscal year ended March 31, 2004, and the unexercised options to purchase Common Stock granted under the Incentive Plan and held as of March 31, 2004.

Options Exercised in Fiscal 2004 and Value of Options at March 31, 2004

			Number of Securities Underlying Unexercised Options Held at March 31, 2004
					Value of Unexercised In-the-Money Options at March 31, 2004(1)
Name of Officer	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joe R. Davis	—	—	272,500	427,500	$5,486,250	$5,542,500
G. Christopher Colville	—	—	85,000	165,000	$1,689,900	$2,823,350

(1)
Options are "in-the-money" if the closing market price of the Common Stock exceeds the exercise price of the options. The value of unexercised options represents the difference between the exercise price of such options and the closing market price of the Common Stock on March 31, 2004, which was $38.45.

INCENTIVE PLAN

        The Board of Directors and the shareholders of the Company have previously approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees of the Company and directors who are not serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights ("SARS"), restricted or nonrestricted stock, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded only in the form of stock options. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. An aggregate of 2,638,594 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan as of March 31, 2004. Of these reserved shares, option awards covering 1,804,732 (with a weighted average exercise price of $26.08) were outstanding and 833,862 were available for future awards.

        The Compensation Committee administers the Incentive Plan and, subject to the provisions thereof, is authorized by the Board of Directors to (i) determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award, such as exercise price, vesting period, expiration date and other material conditions, (ii) interpret the Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan provided that the provisions of Section 422 of the Code governing the issuance of incentive stock options shall not be overridden.

AGREEMENTS WITH EXECUTIVE OFFICERS

        Mr. Davis has entered into an Employment Agreement with the Company to serve as the Chief Executive Officer of the Company through July 25, 2005. Mr. Colville has entered into an Employment Agreement with the Company to serve as the Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company through March 1, 2007. Under the terms of his agreement, Mr. Davis was granted an option to purchase 300,000 shares of Common Stock and is entitled to receive an annual salary of $400,000 and an annual option grant to purchase 50,000 shares of Common Stock. Under the terms of his agreement, Mr. Colville was granted an option to purchase 200,000 shares of Common Stock and is entitled to receive an annual salary of $250,000 and an annual option grant to purchase 25,000 shares of Common Stock. Messrs. Davis and Colville are also eligible under the terms of their agreements for an annual bonus determined in the discretion of the Compensation Committee. The agreements also contain restrictions on Messrs. Davis' and Colville's ability to compete or interfere with the business of the Company for certain periods in certain circumstances

        The Company has entered into Change in Control Agreements with Messrs. Davis and Colville. Under the terms of their agreements, if at any time during the two-year period following a change in control of the Company either of the above named individuals is terminated without cause or resigns under certain circumstances, then such terminated or resigning individual would be entitled to receive a lump sum payment equal to three times, in the case of Mr. Davis, or two times, in the case of Mr. Colville, the sum of his highest annual salary plus his highest bonus received prior to such time and would continue to receive any employee welfare benefits he was receiving prior to such time for the remaining portion of the two-year period following a change in control. Additionally, any unvested options to purchase shares of common stock held by Messrs. Davis and Colville would become fully vested and immediately exercisable upon the occurrence of a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has entered into indemnification agreements with each director, including Mr. Davis, that provides, among other things, that the Company will indemnify such persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as an officer or director of the Company, and otherwise to the fullest extent permitted under Texas law and the Company's By-Laws.

DIRECTOR COMPENSATION

        Each independent director is paid $250 for each meeting attended and each action taken by unanimous consent of the Board of Directors or committees thereof. Directors are reimbursed for any expenses incurred in attending such meetings. Directors are also eligible to receive awards under the Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2004, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its affiliates. Also, during fiscal 2004, no executive officer of the Company served on the compensation committee or the board of directors of any other entity which employed as an executive officer, or was otherwise affiliated with, one of the members of the Company's Board of Directors or of its Compensation Committee. Throughout fiscal 2004, the Compensation Committee consisted of Mr. Alexander and Dr. West.

REPORT OF COMPENSATION COMMITTEE

        The Compensation Committee reviews compensation of directors and executive officers and also administers the Incentive Plan. The Compensation Committee consists entirely of independent directors in accordance with the NYSE listing requirements.

        At current compensation levels, the Compensation Committee does not expect Internal Revenue Service regulations regarding maximum deductibility of executive compensation to have any application to the Company.

        Compensation Philosophy and Components.    The Company's executive compensation philosophy is to employ, retain and reward executives capable of leading the Company in creating and preserving strong financial performance, increasing the assets of the Company through acquisitions, positioning the Company's assets and business operations for long-term growth opportunities, and enhancing shareholder value. The executive compensation program is intended to provide an overall level of compensation that the Compensation Committee believes, based on its own judgment and experience, is competitive with levels of compensation provided by companies deemed by the Compensation Committee to be comparable for compensation purposes. The companies used for comparisons of compensation levels are not necessarily the same companies included within the index reflected in the Stock Price Performance Graph because certain of those companies are not comparable with the Company or its subsidiaries for compensation purposes due to their size and/or operating philosophy. The companies which the Company considers to be comparable for compensation purposes are generally publicly traded companies of similar size and growth strategy. The primary components of the Company's executive compensation program are annual cash compensation (salary and bonuses) and long-term incentive compensation (stock options). Executive officer cash compensation is maintained at levels that the Compensation Committee believes, based upon its own judgment and experience, are fair and appropriate in the circumstances and competitive in the marketplace. Stock option grants are deemed by the Compensation Committee to be an appropriate form of long-term incentive compensation necessary to encourage the continuing commitment of the executive officers to the future financial success and growth of the Company in direct alignment with the interests of the shareholders, and to also be fair and appropriate in the circumstances and competitive in the marketplace.

        Chief Executive Officer Compensation.    In July 2000, the Compensation Committee approved a five-year employment agreement between the Company and Joe R. Davis, Chairman of the Board and Chief

Executive Officer. In fiscal 2004, Mr. Davis was compensated pursuant to this employment agreement. The Compensation Committee did not award any bonus compensation to Mr. Davis during fiscal 2004.

        Other Executive Officer Compensation.    The Compensation Committee receives from Mr. Davis a recommendation regarding compensation of the Company's other executive officers. While this recommendation is primarily based on his subjective determination and evaluation, the Compensation Committee has established guidelines for Mr. Davis' consideration in making his recommendation. These include his perception of their respective performance and capability, the potential impact of the individual on the Company, the executive's performance as a team member, the skills and experiences required by the position and the overall performance of the Company. No one of the above factors is considered to be more important than the others. In fiscal 2004, Mr. Colville was compensated pursuant to a five-year employment agreement previously approved by the Compensation Committee and entered into by the Company in March 2002. Mr. Colville was awarded bonus compensation totaling $65,000 for fiscal 2004.

The Compensation Committee members:        Larry J. Alexander        Hugh N. West, M.D.

STOCK PRICE PERFORMANCE GRAPH

        The following performance graph and table compare the cumulative return on the Company's Common Stock against the cumulative total return of (i) the S&P 500 Index, (ii) the S&P SmallCap 600 Index and (iii) the S&P 1500 Commercial Print Index. The Company is a component of both the S&P SmallCap 600 and the S&P 1500 Commercial Print Indices. The graph assumes (i) the reinvestment of dividends, if any, and (ii) the value of the investment of the Company's Common Stock and each index to have been $100 at March 31, 1999. The historical performance of the Company's Common Stock reflected below is not necessarily indicative of the Common Stock's future performance.

Comparison of Cumulative Five Year Total Shareholder Return

	Year Ended March 31,
	1999	2000	2001	2002	2003	2004
CONSOLIDATED GRAPHICS, INC.	100	22.29	21.65	34.46	29.11	66.58
S&P 500 INDEX	100	117.94	92.38	92.60	69.67	94.14
S&P 1500 COMMERCIAL PRINT INDEX	100	82.53	93.62	123.87	86.24	127.82
S&P SMALLCAP 600 INDEX	100	130.70	129.02	157.37	118.32	185.15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        For the fiscal year ended March 31, 2004, KPMG LLP served as the Company's independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. While the Audit Committee has not yet selected the Company's independent registered public accounting firm for the fiscal year ending March 31, 2005, the Company anticipates that KPMG LLP will again be selected for this purpose.

Changes in our Independent Registered Public Accounting Firm

        On July 11, 2002, the Board of Directors of the Company appointed KPMG LLP as the Company's independent registered public accounting firm for fiscal 2003. This action was based on the recommendation of the Audit Committee.

        Arthur Andersen LLP previously served as the Company's independent public accounting firm for fiscal 2002. Their report on the Company's consolidated financial statements for fiscal 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's 2002 fiscal year and through the effective date of KPMG LLP's appointment as the Company's independent public accounting firm for fiscal 2003, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference thereto in connection with its report on the Company's consolidated financial statements for the 2002 fiscal year; and there were no reportable events as such term is used in Item 304(a)(1)(v) of Regulation S-K.

        During the Company's two fiscal years immediately prior to, and during the interim period up to, the effective date of KPMG LLP's appointment, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accounting Fees and Services

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for the years ended March 31, 2004, and March 31, 2003, and fees billed for other services rendered by KPMG LLP during those periods.

	Year Ended March 31,
	2004	2003
Audit fees(1)	$262,500	$262,300
Audit related fees(2)	$1,200	$1,200
Tax fees(3)	$—	$30,000
All other fees	$—	$—

Total	$263,700	$293,500

(1)
Audit fees: Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements included in the Company's annual reports on Form 10-K and for the review of the interim condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q.

(2)
Audit related fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees", specifically, additional attest services that are not required by statute or regulation.

(3)
Tax fees: Consists of fees billed for professional services related to miscellaneous tax consulting and planning.

Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the Company's independent registered public accounting firm. The Charter provides that the Audit Committee shall pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, except for de minimis fees permitted by the rules and regulations of the SEC.

SHAREHOLDER PROPOSALS

        If you want us to consider including a proposal in next year's Proxy Statement, you must deliver it in writing to our Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Suite 200, Houston, Texas 77057 by no later than February 25, 2005, to be considered timely, in accordance with the specific procedural requirements set forth in our By-Laws and in accordance with the rules of the Exchange Act.

        If you want to present a proposal at the 2005 annual meeting of shareholders in person but do not wish to have it included in our Proxy Statement, you must submit the proposal in writing to our Corporate Secretary, at the above address, by April 25, 2005, to be considered timely, in accordance with the specific procedural requirements set forth in our By-Laws and in accordance with the rules of the Exchange Act. If such proposal is received after April 25, 2005, then the proposal will be considered untimely, and we will not be required to present such proposal at the 2005 annual meeting of shareholders. If you would like a copy of these procedures, please contact our Corporate Secretary for a copy of our By-Laws.

BUSINESS TO BE TRANSACTED

        The Company has not received as of the date of this Proxy Statement any proposals from any shareholder for consideration at the Annual Meeting, and management does not presently intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters, subject to the direction of the Board of Directors.

HOUSEHOLDING MATTERS

        Each year in connection with the annual meeting of shareholders, we are required to send to each shareholder of record a Proxy Statement and annual report, and to arrange for a Proxy Statement and annual report to be sent to each beneficial shareholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some shareholders hold shares of the Company's Common Stock in multiple accounts, this process results in duplicate mailings of Proxy Statements and annual reports to shareholders who share the same address. Shareholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

        Shareholders of Record.    If your shares are registered in your own name and you are interested in consenting to the delivery of a single Proxy Statement or annual report, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

        Beneficial Shareholders.    If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single Proxy Statement or annual report if there are other shareholders who share an address with you. If you currently receive more than one Proxy Statement or annual report at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

        Right to Request Separate Copies.    If you consent to the delivery of a single Proxy Statement and annual report but later decide that you would prefer to receive a separate copy of the Proxy Statement or annual report, as applicable, for each shareholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional Proxy Statements or annual reports. If you wish to receive a separate copy of the Proxy Statement or annual report for each shareholder sharing your address in the future, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

OTHER INFORMATION

        The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for reasonable charges and expenses normal for such services. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.

        The Annual Report to Shareholders, containing the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2004, accompanies this Proxy Statement, but is not a part thereof.

        A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: SECRETARY, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME. THESE DOCUMENTS MAY ALSO BE ACCESSED THROUGH THE COMPANY'S WEB SITE AT WWW.CONSOLIDATEDGRAPHICS.COM.

G. Christopher Colville Secretary

APPENDIX A

Consolidated Graphics, Inc.
Second Amended and Restated Audit Committee Charter

I. Purpose

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Consolidated Graphics, Inc. (the "Company"). Its primary function is to assist in the Board's oversight of:

  •
  The integrity of the Company's financial statements;

  •
  The independent auditor's qualifications, independence and performance; and

  •
  The nature, effectiveness and periodic evaluation of the Company's internal control environment.

        In connection therewith, the Committee will assist the Board by:

  •
  Reviewing the financial information provided to the Company's shareholders and other financial statement users;

  •
  Reviewing the systems of internal control over financial reporting established by management;

  •
  Providing an avenue of communication among the outside auditors, management and the Board; and

  •
  Monitoring the overall audit process including the independence and performance of the Company's auditors.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to provide assurance to the Board, shareholders and other financial statement users that the Company's accounting and financial reporting practices are in accordance with Generally Accepted Accounting Principles ("GAAP") and the requirements of the Securities and Exchange Commission ("SEC"). The Committee shall be empowered to retain, at the Company's expense, independent counsel, accountants, or other advisors for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

II. Committee Structure

The Committee shall be composed of the number of members as deemed appropriate by the Board in accordance with the Bylaws of the Company, but at no time shall there be less than three members. Each member of the Committee shall be appointed by the Board and shall serve until the earliest to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

The Committee shall meet as frequently as circumstances dictate, but no less than once every quarter. All such meetings shall be conducted in person or telephonically. A majority of the members of the Committee shall constitute a quorum.

III. Member Qualifications and Independence

All Committee members shall be independent of the management of the Company and all its affiliates and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. All Committee members shall meet the independence, experience and qualification requirements of The New York Stock Exchange ("NYSE"), including without limitation the financial literacy requirements (in the sole determination of the Board), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. In addition, at least one member of the Committee, who shall be the chair of the Committee, shall be designated as a

"financial expert" (in the sole determination of the Board) as required by the rules and regulations of the SEC. Committee members may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, other than fees received for their services as members of the Board, the Committee or other Board committees. Committee members may not be an affiliated person of the Company or any subsidiary thereof. No member of the Committee may serve on the audit committee of more than two other public companies.

IV. Committee Responsibilities

  A.
  Independent Audit Firm

    The Committee shall be directly responsible for the selection, compensation, retention and termination of the independent auditors, as well as for the oversight of the work of any independent auditor retained for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (or any of its subsidiaries). The independent auditors shall report directly to the Committee, which has sole responsibility for approving all audit engagements, fees and terms and for approving any non-audit relationship with the independent auditors. The Committee shall not approve the engagement of the independent auditors to render non-audit services prohibited by law or rules and regulations promulgated by the SEC. The Committee shall consider whether the provision of non-audit services is compatible with maintaining the outside auditors' independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the independent auditors to review any advice rendered by the independent auditors in connection with the provision of non-audit services.

    At least annually, the Committee shall obtain a written statement from the independent auditors as required by the Independence Standards Board's Independence Standard No. 1, "Independence Discussions with Audit Committees" regarding relationships and services which may impact independence and any related matters. The statement shall include a description of all services provided by the independent auditors and the related fees. The Committee shall actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact objectivity and independence and shall evaluate, after gathering information from management and other Board members, the performance of the independent auditors and recommend that the Board take action to satisfy itself of the independence of the outside auditors.

    At least annually, the Committee shall obtain and review a report provided by the independent auditors describing:

•
its internal quality control procedures.

•
any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more of the firm's audits.

•
any steps taken to deal with any such issues.

    The Committee shall pre-approve fees for all audit and permitted non-audit services performed by the independent auditors, expect for de minimis fees permitted by the rules and regulations of the SEC. The Committee may establish policies for the pre-approval of any audit and permitted non-audit services that may be performed by the independent auditors in accordance with the rules and regulations of the SEC, provided, that the policies are detailed as to the particular service, the Committee is informed of each service and the policies do not delegate the Committee's responsibilities to management. Any pre-approval policies that may be adopted by the Committee shall be disclosed in the Company's Annual Report on Form 10-K filed with the SEC.

    The Committee shall meet with the independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

    The Committee will set clear hiring policies for employees or former employees of its independent auditors. The Chief Executive Officer, Chief Financial Officer, Controller or person in equivalent positions cannot have been employed by the Company's independent auditors and participated in the Company's audit during the one year period preceding the audit as set forth in the rules and regulations of the SEC.

    The Committee shall review and evaluate the performance of the lead partner of the Company's independent auditor team and ensure the rotation of the audit engagement team as set forth in the rules and regulations of the SEC.

  B.
  External Audit

    The Committee shall meet with the independent auditors to review and discuss the following:

•
Scope of the proposed audit for each year or any significant changes required in the audit scope during the year, as well as a summary of the audit procedures to be performed and any comments or recommendations provided by the independent auditors.

•
Results of the independent auditors' review of the Company's quarterly interim financial statements.

•
Results of the annual audit of the Company's year-end financial statements, determining whether the Committee should recommend inclusion of the audited financial statements, accompanying footnotes, and audit report in the Company's Annual Report on Form 10-K filed with the SEC.

•
Financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", to obtain the independent auditors' judgment about the quality of the disclosures and content of such financial statements.

•
Any accounting adjustments that were noted or proposed by the independent auditors but were "passed" as immaterial or otherwise.

•
Any major issues or analyses prepared by management and/or the independent auditors regarding accounting principles and financial statement presentations, including changes in the selection or application of accounting principles used by the Company, including those required by professional or regulatory pronouncements and actions.

•
The effect of regulatory and accounting initiatives on the financial statements of the Company.

•
Any material differences, disagreements or difficulties with management encountered during the course of the audit, including any restrictions on the scope of the independent auditor's activities or on access to requested information, with the Committee having responsibility for overseeing the resolution of such matters.

•
Any significant estimates and judgments underlying the financial statements, including the rationale behind those estimates. All critical accounting estimates, policies and practices identified to the Committee by the independent auditors. The independent auditors' qualitative judgments about the quality, not just the acceptability, of the accounting principles, underlying estimates and clarity of the disclosure practices used by the Company.

•
Other material written communications between the Company's independent auditors and management including, but not limited to, any management letters (and the responses to same) and schedule of unadjusted differences.

•
Any item not reported as a contingent liability or loss in the Company's financial statements as a result of a determination that such item does not satisfy a materiality threshold.

•
Any matters that were referred to the independent auditors' national office relating to accounting policies and/or financial statement disclosure within the Company's financial statements and, to the extent deemed appropriate, request an opportunity to address such issues directly with a representative of such national office.

•
All remaining information required to be communicated to the Committee by the independent auditors pursuant to Statement of Auditing Standard No. 61, "Communications with Audit Committees," including obtaining assurance from the independent auditors that they have complied with Section 10A, as amended, of the Securities and Exchange Act of 1934, as amended.

C.
Financial Reporting

    The Committee shall review and discuss the following with the Company's management:

•
All earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•
Disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

•
Financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q to obtain management's judgment about the quality of the disclosure and content of such financial statements

D.
Internal Control Over Financial Reporting

    The Committee shall review with the independent auditors and financial management the adequacy and effectiveness of the Company's internal control over financial reporting, including computerized information system controls and security, the overall control environment, and accounting and financial controls of the Company, and specifically any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and discuss any recommendations for improvement of such control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of internal control over financial reporting to prevent any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

    The Committee shall discuss with the independent auditors and financial management the extent to which changes or improvements in financial or accounting practices and controls have been implemented, or the timeline for which such improvements will be and are implemented.

    The Committee shall review major financial risk exposures and the guidelines and policies which management has put into place to govern the process of monitoring, controlling, and reporting such exposures.

    The Committee shall discuss with the Company's executive officers any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

    The Committee shall review with the Company's management actions taken to ensure compliance with any code or standards of conduct for the Company that may be established by the Board.

    The Committee shall meet periodically with members of the Company's Business Compliance Group (the "BCG") and discuss the following:

•
Scope of work and procedures performed by the BCG.

•
Assessment of the Company's internal controls over the financial reporting structure and disclosure controls and procedures structure.

•
Any material findings by the BCG as they relate to accounting issues, irregularities, or internal control over financial reporting issues (as applicable to the scope of their assigned responsibilities).

    The Committee shall review with the independent auditors and financial management the effectiveness of the Company's Business Compliance function, including the independence and authority of applicable reporting obligations, the proposed review plans for the coming year and the coordination of such plans with the independent auditors.

    The Committee shall discuss with the independent auditors and management the responsibilities, budget and staffing of the Company's business compliance function, and make recommendations to the Company's management with respect to same.

  E.
  Legal and Other Responsibilities

    The Committee shall discuss the Company's risk assessment and management policies and major financial risk exposures, including the steps the Company's management has taken to monitor and control such risk.

    The Committee shall review with the Company's legal counsel any legal compliance matters brought to their attention, including securities trading practices and any other legal matters that could have a significant, adverse impact on the Company's financial statements.

    The Committee shall review with the Company's legal counsel any federal, tax, or regulatory matters brought to their attention that may have a material impact on the Company's operations and the financial statements. The Committee shall review the related Company compliance programs and policies, review programs and reports received from regulators, and monitor the results of the Company's compliance efforts.

    The Committee shall conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall obtain advice from independent legal counsel and other professionals as necessary to assist in the conduct of any investigation. The Committee shall have unrestricted access to members of management and other employees of the Company, as well as all information relevant to the carrying out of its responsibilities.

    The Committee shall, no later than the deadline established by the SEC, establish procedures for:

•
The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

•
The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    The Committee shall submit the minutes of all meetings of the Committee to the Board or, as deemed appropriate, verbally review the matters discussed at each Committee meeting with the Board, and prepare the report that SEC rules require be included in the Company's annual Proxy Statement filed with the SEC.

    The Committee shall report to the Board whether, based on its review and discussions with the independent auditors and management, the Committee recommends to the Board that the audited financial statements be included in the Company's Form 10-K to be filed with the SEC.

    The Committee shall meet periodically with management and the independent auditors in separate executive sessions as it may deem appropriate.

    The Committee shall undertake an annual self-evaluation to assess the effectiveness of the Committee. In connection therewith, the Committee shall review, update and assess the adequacy of this Charter and make recommendations of any proposed changes to the Board for its approval.

    In addition to the performance of the duties described in this charter, the Committee shall undertake such additional duties as from time to time may be:

•
Delegated to it by the Board.

•
Required by law or under the NYSE rules.

•
Deemed desirable, in the Committee's discretion, in conjunction with its functions described in this charter.

V. Limitation on Audit Committee Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

' CONSOLIDATED GRAPHICS, INC.

Proxy Solicited on Behalf of Board of Directors

Annual Meeting of Shareholders to be held Thursday, July 22, 2004

        The undersigned hereby appoints Joe R. Davis and G. Christopher Colville, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, July 22, 2004 at 5:00 p.m., Central Daylight Time, and any adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposal 1 (the election of Class ll directors other than any for whom authority to vote is withheld on the reverse). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

CONSOLIDATED GRAPHICS, INC.

July 22, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
To elect two Class ll directors to serve on the Company's Board of Directors for terms of three years or until their successors are elected and qualified or until the earlier of their resignation or removal.

NOMINEEES:
☐	FOR ALL NOMINEES	( ) ( )	Gary L. Forbes James H. Limmer
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

2.
To transact such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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TABLE OF CONTENTS
VOTING THE PROXY CARD
IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON
INTRODUCTION
ACTION TO BE TAKEN UNDER PROXY
RECORD DATE AND VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF CLASS II DIRECTORS
BOARD OF DIRECTORS COMMITTEES AND MEETINGS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Options Granted in Fiscal Year Ended March 31, 2004
Options Exercised in Fiscal 2004 and Value of Options at March 31, 2004
INCENTIVE PLAN
AGREEMENTS WITH EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF COMPENSATION COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
Comparison of Cumulative Five Year Total Shareholder Return
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Changes in our Independent Registered Public Accounting Firm
Principal Accounting Fees and Services
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
SHAREHOLDER PROPOSALS
BUSINESS TO BE TRANSACTED
HOUSEHOLDING MATTERS
OTHER INFORMATION
APPENDIX A